UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 24, 2010
Date of Report (Date of earliest event reported)

CANYON COPPER CORP.
(Exact name of registrant as specified in its charter)

N/A
(Former name or former address if changed since last report)

NEVADA	000-33189	88-0454792
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Suite 408 - 1199 West Pender Street
Vancouver, BC, Canada	V6E 2R1
(Address of principal executive offices)	(Zip Code)

(604) 331-9326
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01      CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)     Dismissal of Independent Registered Public Accounting Firm

On August 24, 2010, Canyon Copper Corp. (the “Company”) dismissed Manning Elliott LLP (the “Former Auditor”), as its independent public accountants. The Company’s Board of Directors and its Audit Committee approved the dismissal of the Former Auditor.

The Former Auditor’s reports on the financial statements of the Company for the years ended June 30, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles with the exception of a statement regarding the uncertainty of the Company’s ability to continue as a going concern.

There have been no disagreements during the fiscal years ended June 30, 2009 and 2008 and the subsequent interim period up to and including the date of dismissal between the Company and the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of the Former Auditor, would have caused them to make reference to the subject matter of the disagreement in connection with the Former Auditor’s report for the financial statements for the past year and any subsequent interim period up to and including to the date of the Former Auditor’s dismissal.

The Company has provided the Former Auditor with a copy of this report and has requested in writing that the Former Auditor provide a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Company has received a copy of the Former Auditor’s letter and has filed it as an exhibit to this report.

(b)    Appointment of Independent Registered Public Accounting Firm

On August 24, 2010, the Company appointed Saturna Group Chartered Accountants LLP ("Saturna") as its new independent registered public accounting firm. The Company’s Board of Directors and its Audit Committee approved the engagement of Saturna.

The Company did not consult with Saturna during the fiscal years ended June 30, 2009 and 2008 and any subsequent interim period prior to their engagement regarding: (i) the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or advice was provided that the newly appointed accountant concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event in response to paragraph (a)(1)(iv) of Item 304 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit

16.1	Letter of Manning Elliott LLP (former auditor)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANYON COPPER CORP.
Date: August 24, 2010
	By:	/s/ Anthony Harvey
Anthony Harvey, Chief Executive Officer